------------------------------------------------------------------------------
==============================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number 811-08043


          -----------------------------------------------------------


                              THE BERKSHIRE FUNDS
              (Exact name of registrant as specified in charter)

                          475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
               (Address of principal executive offices)(Zip code)


          -----------------------------------------------------------


                              MALCOLM R. FOBES III
                              The Berkshire Funds
                          475 Milan Drive, Suite #103
                           San Jose, CA  95134-2453
                   (Name and address of agent for service)


                                1-408-526-0707
              Registrant's telephone number, including area code


          -----------------------------------------------------------


Date of fiscal year end: December 31, 2003

Date of reporting period: June 30, 2003

ITEM 1. REPORT TO STOCKHOLDERS





                             [GRAPHIC OMITTED]



                            THE BERKSHIRE FUNDS

                          2003 Semi-Annual Report

This report is provided for the general information of Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500 Index(R) is a registered trademark of Standard & Poor's Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

Funds distributed by Rafferty Capital Markets, LLC.

Cover: "Off to the Races"
Kentucky Derby at Churchill Downs

                                      *
                       -------------------------------
                     FUND OVERVIEW - BERKSHIRE FOCUS FUND
                           June 30, 2003 (unaudited)


The Fund normally concentrates its investments in a core group of 20-30 common stocks selected for their long-term growth potential.


PERFORMANCE COMPARISON (Average annual total returns as of 6/30/03)
-------------------------------------------------------------------

                                 YTD(1)     1 Year    3 Year    5 Year     Since Inception(2)

FOCUS FUND                       34.12%     -6.07%    -53.80%   -13.61%    -9.34%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average      9.01%     -0.48%     -3.03%     1.91%     4.53%
S&P 500 Index(R)                 11.76%      0.25%    -11.19%    -1.61%     3.09%
NASDAQ Composite Index           21.81%     11.42%    -25.50%    -2.73%     2.33%
--------------------------------------------------------------------------------------


NET ASSETS
------------------------------------------
6/30/03                      $32.2 Million


NET ASSET VALUE
------------------------------------------
Net Asset Value Per Share            $5.11


TOP TEN HOLDINGS(3)
------------------------------------------
Broadcom Corp., (Class A)            5.60%
Juniper Networks, Inc.               5.20%
Applied Micro Circuits Corp.         4.95%
McDATA Corp., (Class A)              4.74%
Analog Devices, Inc.                 4.67%
Marvell Technology Group Ltd.        4.66%
PMC-Sierra, Inc.                     4.54%
Linear Technology Corp.              4.53%
Intersil Corp., (Class A)            4.51%
EMC Corp.                            4.47%


GROWTH OF $10,000(4)
---------------------------------------------
BERKSHIRE FOCUS FUND vs. THE S&P 500 INDEX(R)

[GRAPHIC OMITTED]

               S&P 500       BERKSHIRE FOCUS
               INDEX(R)           FUND
MONTH         $ AMOUNT         $ AMOUNT
------        ---------      -------------
JUN-97        $ 10,000         $ 10,000
JUL-97          10,795           10,000
AUG-97          10,191            9,950
SEP-97          10,748           10,050
OCT-97          10,390            9,500
NOV-97          10,870            9,510
DEC-97          11,057            8,738
JAN-98          11,179            9,699
FEB-98          11,985           10,174
MAR-98          12,598           10,174
APR-98          12,725           10,346
MAY-98          12,506           10,043
JUN-98          13,014           11,539
JUL-98          12,876           11,560
AUG-98          11,017            9,314
SEP-98          11,722           11,287
OCT-98          12,675           11,620
NOV-98          13,443           14,078
DEC-98          14,217           17,822
JAN-99          14,811           20,835
FEB-99          14,351           19,177
MAR-99          14,925           22,776
APR-99          15,503           23,740
MAY-99          15,138           20,976
JUN-99          15,977           23,036
JUL-99          15,479           21,735
AUG-99          15,402           24,001
SEP-99          14,980           24,749
OCT-99          15,928           26,884
NOV-99          16,252           31,405
DEC-99          17,208           43,289
JAN-00          16,344           44,376
FEB-00          16,035           62,228
MAR-00          17,602           60,272
APR-00          17,073           53,253
MAY-00          16,723           45,712
JUN-00          17,135           56,317
JUL-00          16,867           57,013
AUG-00          17,914           71,627
SEP-00          16,969           67,248
OCT-00          16,897           56,719
NOV-00          15,566           36,118
DEC-00          15,642           36,346
JAN-01          16,197           36,813
FEB-01          14,721           19,841
MAR-01          13,789           13,973
APR-01          14,859           19,624
MAY-01          14,959           17,418
JUN-01          14,595           16,440
JUL-01          14,451           13,397
AUG-01          13,548           10,257
SEP-01          12,454            6,498
OCT-01          12,691            8,845
NOV-01          13,665           10,518
DEC-01          13,785           10,116
JAN-02          13,583           10,464
FEB-02          13,321            8,171
MAR-02          13,822            9,649
APR-02          12,984            8,258
MAY-02          12,888            7,389
JUN-02          11,971            5,911
JUL-02          11,039            5,139
AUG-02          11,111            4,564
SEP-02           9,905            3,455
OCT-02          10,776            4,194
NOV-02          11,409            5,400
DEC-02          10,738            4,140
JAN-03          10,457            4,183
FEB-03          10,300            4,281
MAR-03          10,400            4,183
APR-03          11,257            4,857
MAY-03          11,850            5,791
JUN-03          12,002            5,552


SECTOR ALLOCATION(5)
------------------------------------------
Semiconductors                      48.29%
Storage Devices                     23.85%
Networking Equipment                11.62%
Semiconductor Capital Equipment     10.26%
Software                             3.28%
Fiber Optic Components               2.85%



(1) Not annualized.

(2) The Fund's inception date was July 1, 1997.

(3) Stated as a percentage of total net assets as of 6/30/03. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

(4) This chart assumes an initial investment of $10,000 made on July 1, 1997 (inception). Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(5) Stated as a percentage of total net assets as of 6/30/03. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

    This Fund may concentrate its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

                                      *
------------------------------------------------------------------------------

                           BERKSHIRE FOCUS FUND
                   Performance and Portfolio Discussion
                                  6/30/2003

------------------------------------------------------------------------------
                                      *

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS

[PHOTO]

Dear Fellow Shareholders,

For the six month period ended June 30, 2003, the Berkshire Focus Fund posted a total return of 34.12%. For comparative purposes, the Dow Jones Industrial Average gained 9.01%, the S&P 500 Index(R) increased 11.76%, and the Nasdaq Composite Index advanced 21.81% over the same period. Please see the accompanying financial statements for the Fund's longer-term performance. As always, all return data includes reinvested dividends but do not reflect the impact of taxes.

It goes without saying that the past three years have been particularly difficult for investors in concentrated portfolios such as ours. With that said, we are pleased to report that since the markets hit bottom in early October our concentrated style of investing, coupled with our focus in the technology sector, resulted in the significant outperformance of our Fund relative to our equity market benchmarks. Turning to the first quarter of 2003, stocks struggled to maintain their footing almost from the outset due to the looming war with Iraq and the lingering economic effects from the outbreak of SARS. The market's slide would prove to be short-lived, however, as the indices quickly regained much of the ground lost in the weeks immediately preceding the war. Against the backdrop of aggressive tax cuts, historically low interest rates, a modest uptick in the economy and the conclusion of the war - investors rushed to embrace stocks. By the end of the second quarter, the markets had turned in their strongest three-month performance since 1998.

Turning to the portfolio, our biggest percentage gainers during the period were concentrated in the Networking Equipment sector which included Foundry Networks (FDRY), Juniper Networks (JNPR) and Nortel Networks (NT). The Semiconductor sector, once again the Fund's most heavily weighted area, also turned in a decidedly strong performance. Applied Micro Circuits (AMCC), Broadcom (BRCM), Intersil (ISIL), Marvell Technology (MRVL) and PMC-Sierra
(PMCS) all posted outsized gains in anticipation of a strong recovery in the Comm IC space. Also helping to boost our relative outperformance were our investments in the Storage Devices sector. Companies from this area included Brocade (BRCD), EMC (EMC), McDATA (MCDTA) and Network Appliance (NTAP). Finally, some new additions to the portfolio during the first half of the year included Altera (ALTR), Analog Devices (ADI), Foundry Networks (FDRY), McDATA (MCDTA), Nortel Networks (NT) and Vitesse Semiconductor (VTSS).

We remain confident that over the next several years, the technology sector will once again be the leading driver of economic growth. Moreover, we believe that our investors will be rewarded for their commitment to a long-term investment strategy. As always, we thank you for your investment and continued confidence in our abilities.


/s/ Malcolm R. Fobes III

Malcolm R. Fobes III
Chairman & Chief Executive Officer

                                      *
------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS
                                 (unaudited)
                                  6/30/2003

------------------------------------------------------------------------------
                                      *

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                           June 30, 2003 (unaudited)


 Shares                                                         Value

            COMMON STOCKS - 100.15%                      $ 32,286,697
            ---------------------------------------------------------
            (Cost $27,691,895)

            FIBER OPTIC COMPONENTS - 2.85%                    919,975
            ---------------------------------------------------------
262,850     JDS Uniphase Corp.*                               919,975

            NETWORKING EQUIPMENT - 11.62%                   3,746,467
            ---------------------------------------------------------
  8,375     Cisco Systems, Inc.*                              140,616
 78,700     Foundry Networks, Inc.*                         1,123,049
134,525     Juniper Networks, Inc.*                         1,677,527
298,250     Nortel Networks Corp.*                            805,275

            SEMICONDUCTORS - 48.29%                        15,567,418
            ---------------------------------------------------------
 81,800     Altera Corp.*                                   1,343,974
 43,200     Analog Devices, Inc.*                           1,504,224
264,250     Applied Micro Circuits Corp.*                   1,596,070
 72,475     Broadcom Corp., (Class A)*                      1,805,352
 54,625     Intersil Corp., (Class A)*                      1,453,571
 45,085     Linear Technology Corp.                         1,459,852
 43,705     Marvell Technology Group Ltd.*                  1,501,267
 39,120     Maxim Integrated Products, Inc.                 1,333,992
124,900     PMC-Sierra, Inc.*                               1,465,077
153,500     Vitesse Semiconductor Corp.*                      750,615
 53,495     Xilinx, Inc.*                                   1,353,424

            SEMICONDUCTOR CAPITAL EQUIPMENT - 10.26%        3,306,140
            ---------------------------------------------------------
 83,925     Applied Materials, Inc.*                        1,329,372
 13,025     KLA-Tencor Corp.*                                 605,142
 37,425     Novellus Systems, Inc.*                         1,371,626

            SOFTWARE - 3.28%                                1,057,406
            ---------------------------------------------------------
 36,690     VERITAS Software Corp.*                         1,057,406

            STORAGE DEVICES - 23.85%                        7,689,291
            ---------------------------------------------------------
185,490     Brocade Communications Systems, Inc.*           1,096,246
137,600     EMC Corp.*                                      1,440,672
 48,025     Emulex Corp.*                                   1,093,529
104,400     McDATA Corp., (Class A)*                        1,529,460
 76,750     Network Appliance, Inc.*                        1,234,140
 26,850     QLogic Corp.*                                   1,295,244

            CASH EQUIVALENTS - 0.40%                          128,019
            ---------------------------------------------------------
128,019     First American Treasury Obligations Fund          128,019

            TOTAL INVESTMENT SECURITIES - 100.55%          32,414,716
            ---------------------------------------------------------
            (Cost $27,819,914)

            LIABILITIES IN EXCESS OF OTHER ASSETS - (0.55%)  (175,937)
            ---------------------------------------------------------

            NET ASSETS - 100.00%                         $ 32,238,779
            ---------------------------------------------------------
            Equivalent to $5.11 per share


           *Non-income producing

           (See accompanying notes to financial statements)

                                      *
                       -------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                           June 30, 2003 (unaudited)

                                                            BERKSHIRE
                                                           FOCUS FUND
ASSETS
---------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $  27,819,914
                                                        =============
    At market value                                     $  32,414,716
Cash                                                           46,366
Receivable for capital shares sold                              3,403
Receivable for securities sold                                158,701
Interest receivable                                               150
                                                        -------------
    TOTAL ASSETS                                           32,623,336
                                                        -------------


LIABILITIES
---------------------------------------------------------------------
Payable for capital shares redeemed                           169,334
Payable for securities purchased                              159,914
Payable to affiliates (Note 4)                                 55,035
Accrued expenses                                                  274
                                                        -------------
    TOTAL LIABILITIES                                         384,557
                                                        -------------


NET ASSETS                                              $  32,238,779
=====================================================================


Net assets consist of:
Paid-in-capital                                         $ 459,860,831
Accumulated net investment loss                              (254,243)
Accumulated net realized losses
    from security transactions                           (431,962,611)
Net unrealized appreciation on investments                  4,594,802
                                                        -------------
NET ASSETS                                              $  32,238,779
                                                        =============


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              6,310,513
                                                        =============


Net asset value, offering price and redemption
    price per share                                     $        5.11
                                                        =============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                            STATEMENT OF OPERATIONS
              For the Six Months Ended June 30, 2003 (unaudited)


                                                            BERKSHIRE
                                                           FOCUS FUND
INVESTMENT INCOME
---------------------------------------------------------------------
    Dividends                                          $        9,496
    Interest                                                      641
                                                        -------------
         TOTAL INVESTMENT INCOME                               10,137
                                                        -------------

EXPENSES
---------------------------------------------------------------------
    Investment advisory fees                                  197,408
    Administrative fees                                        65,803
    Interest expense                                            1,169
                                                        -------------
         TOTAL EXPENSES                                       264,380
                                                        -------------

NET INVESTMENT LOSS                                          (254,243)
---------------------------------------------------------------------


REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
---------------------------------------------------------------------
Net realized losses from security transactions             (4,370,189)
Net change in unrealized appreciation on investments       11,974,176
                                                         ------------

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS                                        7,603,987
                                                         ------------

NET INCREASE IN NET ASSETS
FROM OPERATIONS                                        $    7,349,744
                                                        =============

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE FOCUS FUND
     For the Periods Ended June 30, 2003 (unaudited) and December 31, 2002


                                                                Six Months                Year
                                                                     Ended               Ended
                                                                   6/30/03            12/31/02
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $     (254,243)      $    (846,237)
    Net realized losses from security transactions              (4,370,189)        (49,694,504)
    Net change in unrealized appreciation on investments        11,974,176          11,954,232
                                                              --------------------------------
Net increase (decrease) in net assets from operations            7,349,744         (38,586,509)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                   11,135,238          31,249,035
    Payments for shares redeemed                                (8,735,398)        (41,520,820)
                                                              --------------------------------
Net increase (decrease) in net assets from
          capital share transactions                             2,399,840         (10,271,785)
                                                              --------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                          9,749,584         (48,858,294)
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                         22,489,195          71,347,489
                                                              --------------------------------
    End of period                                           $   32,238,779       $  22,489,195
                                                              ================================
    Undistributed net investment income (loss):             $     (254,243)      $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  2,424,117           4,841,345
    Shares redeemed                                             (2,010,111)         (6,606,631)
                                                              --------------------------------
    Net increase (decrease) in shares outstanding                  414,006          (1,765,286)
    Shares outstanding, beginning of period                      5,896,507           7,661,793
                                                              --------------------------------
    Shares outstanding, end of period                            6,310,513           5,896,507
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                       Six Months         Year         Year         Year        Year         Year
                                            Ended        Ended        Ended        Ended       Ended        Ended
                                          6/30/03     12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                       (unaudited)

NET ASSET VALUE,
BEGINNING OF PERIOD                        $ 3.81       $ 9.31      $ 33.45      $ 39.84      $ 16.44       $ 8.64
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)            (0.04)(A)    (0.14)(A)    (0.31)(A)    (0.40)(A)    (0.31)        0.03
    Net realized and unrealized gains
         (losses) on investments             1.34        (5.36)      (23.83)       (5.99)       23.80         8.97
                                            ----------------------------------------------------------------------
Total from investment operations             1.30        (5.50)      (24.14)       (6.39)       23.49         9.00
                                            ----------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income     0.00         0.00         0.00         0.00         0.00        (0.02)
    Distributions from net realized gains    0.00         0.00         0.00         0.00        (0.09)       (1.18)
                                            ----------------------------------------------------------------------
Total distributions                          0.00         0.00         0.00         0.00        (0.09)       (1.20)
                                            ----------------------------------------------------------------------

NET ASSET VALUE,
END OF PERIOD                              $ 5.11       $ 3.81       $ 9.31      $ 33.45      $ 39.84      $ 16.44
==================================================================================================================


TOTAL RETURN                                34.12%(F)   (59.08%)     (72.17%)     (16.04%)     142.90%      104.17%
==================================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)    $ 32,239     $ 22,489    $ 71,347     $ 279,607    $ 33,600      $ 353


Ratio of expenses to average net assets:
         Before fee waiver                  2.00%(E)(G)  1.99%(D)     1.97%(C)     1.95%(B)     1.89%        1.93%
         After fee waiver                   2.00%(E)(G)  1.99%(D)     1.97%(C)     1.95%(B)     1.89%        0.00%

Ratio of net investment income (loss)
    to average net assets:
         Before fee waiver                 (1.93%)(G)   (1.97%)      (1.89%)      (1.75%)      (1.71%)      (1.66%)
         After fee waiver                  (1.93%)(G)   (1.97%)      (1.89%)      (1.75%)      (1.71%)       0.26%

Portfolio turnover rate                     90.7%(F)    165.8%      222.7%        166.4%       155.5%       136.0%


(A) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(B) For the year ended December 31, 2000 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.96% and 1.96% respectively.

(C) For the year ended December 31, 2001 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.98% and 1.98% respectively.

(D) For the year ended December 31, 2002 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 2.01% and 2.01% respectively.

(E) For the six months ended June 30, 2003 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 2.01% and 2.01% respectively.

(F) Not annualized.

(G) Annualized.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                           June 30, 2003 (unaudited)


1. Organization

The Focus Fund (the "Fund") is a non-diversified series of The Berkshire Funds (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.


2. Significant Accounting Policies

   The following is a summary of the Trust's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share for the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                           June 30, 2003 (unaudited)


Federal income tax - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Other - Generally Accepted Accounting Principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.


3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended June 30, 2003 were $25,903,329 and $23,706,376, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

Unrealized appreciation (depreciation) at June 30, 2003 based on cost of securities for federal tax purposes is as follows:


Gross unrealized appreciation       $    6,103,600
Gross unrealized depreciation           (1,508,798)
--------------------------------------------------
Net unrealized appreciation              4,594,802
==================================================

Cost of investments                 $   27,819,914


The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had the following capital loss carry-forwards for tax purposes:


             Capital Loss Carryforward         Date of Expiration
             ----------------------------------------------------
                  $   56,400,653                     12/31/10
                  $  292,752,183                     12/31/09
                  $   63,553,796                     12/31/08

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                           June 30, 2003 (unaudited)


4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and trustees of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

The Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of the Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund's daily net assets and is accrued each calendar day (including weekends and holidays). For the six months ended June 30, 2003, Berkshire Capital was paid an investment advisory fee of $197,408 and an administration fee of $65,803 from the Fund.


5. Beneficial Ownership Disclosure

Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2003, National Financial Services Corp. and Charles Schwab Corp. were record owners of 29.39% and 29.16%, respectively of the Fund. As a record owner of more than 25% of the voting securities of a fund, there is not necessarily a presumption of control of the fund.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                           June 30, 2003 (unaudited)


6. Distributions to Shareholders

There were no distributions paid during the fiscal year ended December 31, 2002. The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:         2002    2001
---------------------------------------------
     Ordinary income             $ 0     $ 0
     Short-term capital gain       0       0
     Long-term capital gain        0       0
---------------------------------------------
Total distributions paid         $ 0     $ 0
=============================================

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                 $             0
Undistributed long-term capital gain (accumulated losses)        (412,706,632)
Unrealized appreciation (depreciation)                            (22,265,164)
-----------------------------------------------------------------------------
Total accumulated earnings (deficit)                          $  (434,971,796)
=============================================================================

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

                                      *
                       -------------------------------
                                    NOTES

                                      *
                       -------------------------------
                                    NOTES

                                      *
                       -------------------------------
                                    NOTES

         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
         (Toll-Free) 1-877-526-0707


         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer


         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134


         COUNSEL
         Thompson Hine LLP
         312 Walnut Street
         14th Floor
         Cincinnati, OH 45202


         INDEPENDENT AUDITOR
         McCurdy & Associates CPA's, Inc.
         27955 Clemens Road
         Westlake, OH 44145


         TRANSFER AGENT
         Mutual Shareholder Services, LLC
         8869 Brecksville Road
         Suite C
         Brecksville, OH 44141


         CUSTODIAN
         U.S. Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202


         DISTRIBUTOR
         Rafferty Capital Markets, LLC
         59 Hilton Avenue
         Garden City, NY 11530


         WEBSITE
         www.berkshirefunds.com

ITEM 2. CODE OF ETHICS
        Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
        Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
        Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
        Not applicable to open-end investment companies.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
        Not applicable to open-end investment companies.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Based on the evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO has determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the Filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and mater-ial weaknesses.


ITEM 10.EXHIBITS

(a)     ANY CODE OF ETHICS OR AMENDMENT THERETO.
        Not applicable until annual filing.

(b)     CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF
        2002.
        Filed herewith.

(c)     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
        2002.
        Furnished herewith.


SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By: /s/ Malcolm R. Fobes III
        --------------------
        Malcolm R. Fobes III
        President, Treasurer and Chief Financial Officer

Date: September 5, 2003


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm R. Fobes III
        --------------------
        Malcolm R. Fobes III
        President, Treasurer and Chief Financial Officer

Date: September 5, 2003